UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              Camelot Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                               CAMELOT CORPORATION
                                  17 Sutton Way
                            Washington Twp, NJ 07676
                                 March 25, 2011

Dear Shareholder:

     Camelot Corporation will hold a Special Meeting of Shareholders on Thursday, April 28, 2011, beginning at 10:00 a.m. local time, at the offices of counsel for Camelot Corporation at 730 West Randolph, Suite 600, Chicago, Illinois 60661. We look forward to your attending either in person or by proxy. The enclosed notice of meeting, the proxy statement and the proxy card from the Board of Directors describe the proposal to be acted upon at the meeting.

     This special meeting has been called for the purpose of asking holders of common stock, par value $0.01 per share, of Camelot Corporation, a Colorado corporation ("Camelot Colorado" or the "Company"), to approve the adoption of a proposed Agreement and Plan of Merger, to reincorporate Camelot Colorado in the State of Nevada by merger with and into a Nevada corporation under the name Camelot Corporation ("Camelot Nevada") which the Company formed for such purpose (the "Migratory Merger"). The Board of Directors of Camelot Colorado (the "Board") recommends that you vote FOR the adoption of the proposed Agreement and Plan of Merger of the Company.

     On March 7, 2011, the Board unanimously adopted resolutions, subject to shareholder approval, the Agreement and Plan of Merger and recommended adoption of the Agreement and Plan of Merger by its shareholders. Upon the effectiveness of the Agreement and Plan of Merger:

1. Camelot Colorado will adopt the capital structure of Camelot Nevada, which includes total authorized capital stock of 150,000,000 shares, of which 50,000,000 are common stock, with a par value of $0.01 per share (the "Camelot Nevada Common Stock") and 100,000,000 shares are blank check preferred stock, with a par value of $0.01 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more participating, optional, or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Camelot Nevada's Board of Directors providing for the issuance of such Preferred Stock or series thereof; and

2. The issued and outstanding shares of Camelot Colorado Common Stock will automatically convert into the right to receive shares of Camelot Nevada Common Stock at a ratio of one (1) share of Camelot Nevada Common Stock for each twenty-five (25) shares of Common Stock of Camelot Colorado provided that holders of Camelot Colorado Common Stock who would receive at least one share but fewer than 100 shares of Camelot Nevada Common Stock upon conversion shall be rounded up so that they will receive 100 shares of Camelot Nevada Common Stock (the "Conversion Ratio"). No fractional shares will be issued, and holders who would receive less than one share upon conversion will not receive Camelot Nevada Common Stock but may receive a cash distribution of One Dollar ($1.00) upon submission of the Shareholder Transmittal Form Requesting Cash Payment for Fractional Shares included as Exhibit E to this proxy material.

     The Board believes that the proposed Migratory Merger will be beneficial to Camelot Colorado and its shareholders because it will enhance Camelot Colorado's ability to achieve its current business plan and purpose.

     Please refer to the enclosed proxy statement for detailed information on the proposal. If you have any further questions concerning the meeting or the proposal, please feel free to contact Kristen Baracy, Company counsel, at 312-454-0015. Your vote is important. Whether or not you expect to attend the meeting, your shares should be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed proxy card.

     On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the Company.

Sincerely yours,


/s/ Jeffrey Rochlin
--------------------------------------
JEFFREY ROCHLIN
President and Chief Executive Officer

                               CAMELOT CORPORATION
                     17 Sutton Way, Washington Twp, NJ 07676
                            Notice of Special Meeting
--------------------------------------------------------------------------------

                       TO BE HELD THURSDAY, APRIL 28, 2011

To Shareholders:

     A Special Meeting of Shareholders of Camelot Corporation will be held on Thursday, April 28, 2011 at 10:00 a.m. local time, at the offices of counsel for Camelot Corporation at 730 West Randolph, Suite 600, Chicago, Illinois. 60661, in order to approve the adoption of a proposed Agreement and Plan of Merger, to reincorporate Camelot Corporation, a Colorado corporation ("Camelot Colorado" or the "Company") in the State of Nevada by merger with and into a Nevada corporation with the name Camelot Corporation ("Camelot Nevada") which Camelot Colorado formed for such purpose (the "Migratory Merger") in which Camelot Colorado shareholders will receive shares of Camelot Nevada Common Stock for shares of common stock held in Camelot Colorado (the "Camelot Colorado Common Stock.). Upon shareholder approval of the adoption of the Agreement and Plan of
Merger:

1. The capital structure of Camelot Nevada includes total authorized capital stock of 150,000,000 shares, of which 50,000,000 are common stock, with a par value of $0.01 per share (the "Camelot Nevada Common Stock") and 100,000,000 shares are blank check preferred stock, with a par value of $0.01 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more participating, optional, or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Camelot Nevada's Board of Directors providing for the issuance of such Preferred Stock or series thereof; and

2. The issued and outstanding shares of Camelot Colorado Common Stock will automatically convert into the right to receive shares of Camelot Nevada Common Stock at a ratio of one (1) share of Camelot Nevada Common Stock for each twenty-five (25) shares of Camelot Colorado Common Stock held immediately prior to the effectiveness of the Migratory Merger, provided, however, that holders of Camelot Colorado Common Stock who would receive at least one share but fewer than 100 shares of Camelot Nevada Common Stock upon conversion shall be rounded up so that they will receive 100 shares of Camelot Nevada Common Stock (the "Conversion Ratio"). No fractional shares will be issued, and holders who would receive less than one share upon conversion will not receive Camelot Nevada Common Stock but may receive a cash distribution of One Dollar ($1.00) upon submission of the Shareholder Transmittal Form Requesting Cash Payment for Fractional Shares included as Exhibit E to this proxy material.

     No other business may properly be brought before the meeting.

     The Board of Directors has fixed the close of business on March 9, 2011 as the record date for the meeting. All shareholders of record on that date are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,


/s/ Jeffrey Rochlin
-------------------------------------
JEFFREY ROCHLIN
President and Chief Executive Officer
Chicago, Illinois
March 25, 2011

                               CAMELOT CORPORATION
                                  17 Sutton Way
                            Washington Twp, NJ 07676

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

     We are mailing this proxy statement, with the accompanying proxy card, to you on or about March 28, 2011, in connection with the solicitation of proxies by the Board of Directors of Camelot Corporation (the "Company") for a special meeting of shareholders to be held on Thursday, April 28, 2011, and any adjournment or postponement of that meeting, beginning at 10:00 a.m. local time, at the offices of counsel for Camelot Corporation at 730 West Randolph, Suite 600, Chicago, IL 60661. You are invited to attend the special meeting, and we request that you vote on the proposal described in this proxy statement. You do not need to attend the meeting in person to vote your shares. You may simply complete, sign and return your proxy card in order to have your shares voted at the meeting on your behalf.

WHAT AM I VOTING ON?

     You are being asked to approve the adoption of the proposed Agreement and Plan of Merger, attached hereto as Exhibit A, between Camelot Corporation, a Colorado corporation ("Camelot Colorado" or the "Company") and Camelot Corporation, a Nevada corporation ("Camelot Nevada"), which Camelot Colorado formed for such purpose (the "Migratory Merger"). Upon the effectiveness of the Agreement and Plan of Merger, the Migratory Merger would result in:

     * A change of domicile state of the Company from the State of Colorado to the State of Nevada;

     * Your right to receive shares of common stock, $0.01 par value per share, of Camelot Nevada at a ratio of one (1) share of Camelot Nevada Common Stock for each twenty-five (25) shares of Camelot Colorado Common Stock owned by you as of the Effective Date of the Migratory Merger except that holders who would receive at least one share but fewer than 100 shares upon conversion shall be rounded up so that they will receive 100 shares of Camelot Nevada Common Stock (the "Conversion Ratio"). No fractional shares will be issued, and holders who would receive less than one share upon conversion will not receive Camelot Nevada Common Stock but may receive a cash distribution of One Dollar ($1.00) upon submission of the Shareholder Transmittal Form Requesting Cash Payment for Fractional Shares included as Exhibit E to this proxy material.

     * The person presently serving as our sole executive officer and director serving in the same positions with Camelot Nevada;

     * The adoption of the Articles of Incorporation of Camelot Nevada under the laws of the state of Nevada as the Articles of Incorporation of the Company, in the form of Exhibit B attached hereto, pursuant to which there are 150,000,000 shares of authorized capital stock, consisting of 50,000,000 shares of common stock, par value $0.01 per share, and 100,000,000 shares of "blank check" preferred stock, par value $0.01 per share, with the right conferred upon the Board of Directors to set the dividend, voting, conversion, liquidation, and other rights as well as the qualifications, limitations, and restrictions, with respect to the preferred stock as the Board of Directors may determine from time to time; and

     * The adoption of the Bylaws of Camelot Nevada under the laws of the state of Nevada as the Bylaws of the Company in the form of Exhibit C attached hereto.

WHY ARE WE RECOMMENDING THAT SHAREHOLDERS APPROVE THESE PROPOSALS?

     The Board of Directors of Camelot Colorado (the "Board") believes that the proposed Migratory Merger will be beneficial to Camelot Colorado and its shareholders because it will enhance Camelot Colorado's ability to achieve its current business plan and purpose.

     Further, the State of Nevada is recognized as a desirable state in which to do business because it has favorable corporate income tax treatment, nominal annual fees, and stockholders are not public record. For these reasons, the Board believes that it is in the Company's best interest if the Company incorporates in the State of Nevada.

WHY ARE THESE PROPOSALS BEING SUBMITTED AT A SPECIAL MEETING INSTEAD OF AN ANNUAL MEETING?

     Our management and Board of Directors believe that the longer we wait to implement the Migratory Merger we are losing out on potential growth. Per the Bylaws of Camelot Colorado, the Board of Directors has the discretion when to call meetings of shareholders. Due to the cost of facilitating such meeting, the Board does not intend to call annual meetings at this time.

WHO CAN ATTEND AND VOTE AT THE MEETING?

     Shareholders of record at the close of business on March 9, 2011, are entitled to attend and vote at the meeting. Each share of our common stock is entitled to one vote on all matters to be voted on at the meeting and may be voted only if the record owner is present to vote or is represented by proxy. The proxy card provided with this proxy statement indicates the number of shares of common stock that you own and are entitled to vote at the meeting.

WHAT CONSTITUTES A QUORUM AT THE MEETING?

     The presence at the meeting, in person or represented by proxy, of the holders of a majority of the common stock outstanding on March 9, 2011, the record date, will constitute a quorum for purposes of the meeting. On the record date, 49,236,106 shares of Common Stock were outstanding. For purposes of determining whether a quorum exists, proxies received but marked "abstain" and so-called "broker non-votes" (described below) will be counted as present.

HOW DO I VOTE BY PROXY?

     If you properly fill in your proxy card and we receive it in time to vote at the meeting, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed.

     If you sign, date and return the proxy card but do not specify how your shares are to be voted, then your proxy will vote your shares FOR approval of the proposed Agreement and Plan of Merger described in this proxy statement.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     The vote of a proxy is final, binding, and not subject to challenge. Once your vote is cast, it cannot be changed.

HOW ARE VOTES COUNTED?

     The approval of the proposed Agreement and Plan of Merger, and thus the resulting Migratory Merger, requires the favorable vote of a majority of the votes cast on the matter. ABSTENTIONS AND BROKER NON-VOTES, WHICH ARE DESCRIBED ABOVE, WILL HAVE NO EFFECT ON THE OUTCOME OF VOTING ON THESE MATTERS.

HOW IS THE COMPANY SOLICITING PROXIES?

     We bear the cost of preparing, assembling and mailing the proxy material relating to the solicitation of proxies by the Board of Directors for the meeting.

                     PROPOSAL TO APPROVE A MIGRATORY MERGER

REASONS FOR MIGRATION TO NEVADA

     Since entering into a Mineral Lease Agreement on June 11, 2010, the business plan of the Company has been focused on the potential exploration of certain mineral claims. The Board believes that the Migratory Merger will benefit Camelot Colorado and its shareholders giving Camelot Colorado more flexibility and simplicity in various corporate transactions and reduce costs of doing business. The State of Nevada is recognized as a desirable state in which to do business because it has favorable corporate income tax treatment, nominal annual fees, and stockholders are not public record. Further, Nevada provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. For these reasons, the Board of Directors believes that it is in Camelot Colorado's best interest if Camelot Colorado reincorporates in the State of Nevada.

PRINCIPAL FEATURES OF PROPOSED MIGRATORY MERGER

     The Migratory Merger will be effected by merging Camelot Colorado with and into a newly formed Nevada corporation, Camelot Nevada. Camelot Nevada has not engaged in any activities except in connection with the Migratory Merger. This Proxy Statement summarizes the material terms of the proposed Migratory Merger, as well as the Migratory Merger Agreement, Articles of Incorporation of Camelot Nevada and Bylaws of Camelot Nevada. The full texts of the Migratory Merger Agreement, the Articles of Incorporation, and Bylaws are attached as Exhibits A, B, and C, respectively. Upon the Effective Date, Camelot Colorado will be merged with and into Camelot Nevada. We will then be subject to Nevada General Corporation Law and the Articles of Incorporation and Bylaws of the Nevada entity will replace our current Articles of Incorporation and Bylaws. These changes may alter the rights of our stockholders.

CONVERSION RATIO

     The issued and outstanding shares of Camelot Colorado common stock, with a par value of $0.01 per share (the "Camelot Colorado Common Stock") will automatically convert into the right to receive shares of common stock, par value $0.01 per share, of Camelot Nevada (the "Camelot Nevada Common Stock") at a ratio of one (1) share of Camelot Nevada Common Stock for each twenty-five
(25) shares of Camelot Colorado Common Stock held as of the Effective Date of the Migratory Merger except that holders who would otherwise receive at least one share but fewer than one hundred (100) shares of Camelot Colorado Nevada Common Stock upon conversion will be rounded up to receive one hundred (100) shares of Camelot Nevada Common Stock (the "Conversion Ratio"). No fractional shares will be issued, and holders who would receive less than one share upon conversion will not receive Camelot Nevada Common Stock but may receive a cash distribution of One Dollar ($1.00) upon submission of the Shareholder Transmittal Form Requesting Cash Payment for Fractional Shares included as Exhibit E to this proxy material. As of the Record Date, the number of shares issued and outstanding was 49,236,106 shares of Common Stock. Upon completion of the Migratory Merger, the number of issued and outstanding shares of Camelot Nevada Common Stock will be approximately 2,006,794.

     There are no issued or outstanding options, warrants, or other rights to acquire any Camelot Colorado Common Stock.

CAPITAL STRUCTURE

     The Company will adopt the capital structure of Camelot Nevada, which includes total authorized capital stock of 150,000,000 shares of authorized capital stock, consisting of 50,000,000 shares of common stock, par value $0.01 per share, and 100,000,000 shares of "blank check" preferred stock, par value $0.01 per share, with the right conferred upon the Board to set the dividend, voting, conversion, liquidation, and other rights as well as the qualifications, limitations, and restrictions, with respect to the preferred stock as the Board may determine from time to time.

     In addition, following the Migratory Merger, there will be no holders of odd lots (fewer than 100 shares) because holders of Camelot Colorado Common Stock who would otherwise receive at least one share but fewer than one hundred
(100) shares upon conversion will be rounded up to receive one hundred (100) shares of Camelot Nevada Common Stock. Shareholders who own odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

EFFECTIVE DATE OF MIGRATORY MERGER

     The Migratory Merger will become effective upon the filing of the requisite merger documents in Nevada and Colorado, which filings are expected to occur as promptly as practicable after the requisite shareholder approval is obtained of the Migratory Merger Agreement (and thus the Migratory Merger). As a result of the Migratory Merger, we will cease our corporate existence in the state of Colorado. Beginning on the Effective Date, holders of Camelot Colorado Common Stock, pre-Migratory Merger, will be deemed for all corporate purposes to be holders of shares of Camelot Nevada Common Stock, subject to the Conversion Ratio.

     The Migratory Merger, including the Conversion Ratio, will be effective in the trading market upon approval of such corporate action by FINRA. We anticipate such market effective date to correspond with the effective date of the Migratory Merger upon the requisite filings with the states of Nevada and Colorado.

NO CHANGE IN BUSINESS, MANAGEMENT, BOARD MEMBERS, ASSETS OR LIABILITIES

     Upon completion of the Migratory Merger, the daily business operations of the Company will continue as they are presently conducted. The individuals who will serve as executive officers of the Company following the Migratory Merger are those who currently serve as executive officers of the Company. The Migratory Merger will not affect our daily business operations. The address of our principal executive offices will remain at 17 Sutton Way, Washington Twp, NJ 07676.

CERTAIN RISK FACTORS ASSOCIATED WITH MIGRATORY MERGER

THERE CAN BE NO ASSURANCE THAT IF THE MIGRATORY MERGER IS EFFECTED, THE RESULTING COMPANY WILL ATTRACT ANY, OR SATISFY POTENTIAL ACQUISITION, TARGETS AND THERE IS NO GUARANTEE THAT ANY TRANSACTION WILL BE EFFECTED.

THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF THE CAMELOT NEVADA COMMON STOCK, AS DEFINED BELOW (THE AGGREGATE VALUE OF ALL ISSUED AND OUTSTANDING CAMELOT NEVADA COMMON STOCK AT THE THEN MARKET PRICE), WILL BE EQUAL TO OR GREATER THAN THE TOTAL MARKET CAPITALIZATION OF CAMELOT COLORADO BEFORE THE MIGRATORY MERGER OR THAT THE PER SHARE MARKET PRICE OF THE CAMELOT NEVADA COMMON STOCK WILL INCREASE IN PROPORTION TO THE REDUCTION IN THE NUMBER OF SHARES OUTSTANDING AFTER THE MIGRATORY MERGER.

A DECLINE IN THE MARKET PRICE OF THE CAMELOT NEVADA COMMON STOCK MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF THE CONVERSION OF CAMELOT COLORADO COMMON STOCK AT THE CONVERSION RATIO, AND THE LIQUIDITY OF CAMELOT NEVADA COMMON STOCK COULD BE ADVERSELY AFFECTED FOLLOWING SUCH CONVERSION.

IMPACT OF MIGRATORY MERGER

GENERAL

     Following the Migratory Merger, the proportionate ownership interest of shareholders will be affected. The following is a table which illustrates generally how the Migratory Merger will affect the ownership interests of shareholders. Actual share numbers may vary slightly from the table presented below as a result of rounding calculations:

   Camelot Colorado Stock Ownership           Camelot Nevada Stock Ownership
             Pre-Merger                                 Post-Merger
--------------------------------------    --------------------------------------
Number of Shares  Percentage Ownership    Number of Shares  Percentage Ownership
----------------  --------------------    ----------------  --------------------

  42,000,000           85.30%                1,680,000             83.72%
   1,000,000            2.03%                   40,000                 2%
     500,000            1.02%                   20,000                 *
     100,000               *                     4,000                 *
      50,000               *                     2,000                 *
      25,000               *                     1,000                 *
      10,000               *                       400                 *
       1,000               *                        40                 *
         100               *                         4                 *
          25               *                         1                 *
 24 or fewer               *                         0                 0

----------
*    Less than 1%

IF VOTED FOR, THE MIGRATORY MERGER WILL AFFECT ALL OF COMPANY'S STOCKHOLDERS AND WILL AFFECT STOCKHOLDERS' PERCENTAGE OWNERSHIP INTERESTS IN THE COMPANY AND PROPORTIONATE VOTING POWER AS ILLUSTRATED ABOVE.

FRACTIONAL SHAREHOLDERS

     You will not receive fractional shares of Camelot Nevada Common Stock in connection with the Migratory Merger. Shareholders who would receive at least one share but fewer than 100 shares of Camelot Nevada Common Stock will be rounded up so that they will receive 100 shares of Camelot Nevada Common Stock. No fractional shares will be issued, and holders who would receive less than one share will not receive Camelot Nevada Common Stock but may receive a cash distribution of One Dollar ($1.00) upon submission of the Shareholder Transmittal Form Requesting Cash Payment for Fractional Shares included as Exhibit E to this proxy material.

REGISTERED AND BENEFICIAL STOCKHOLDERS

     Upon effecting the Migratory Merger, we intend to treat shareholders holding Camelot Nevada Common Stock in "street name", through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. If you hold your shares with a bank, broker or nominee and if you have questions in this regard, we encourage you to contact your nominee.

EFFECT ON REGISTERED AND BENEFICIAL SHAREHOLDERS

     Some of our registered shareholders hold all their shares in certificate form. Following the effectiveness of the Migratory Merger, our transfer agent will record post-conversion share ownership on its books and records. The Company does not intend to automatically distribute certificates to shareholders representing post-conversion share ownership. If you wish to obtain certificates representing your share ownership in Camelot Nevada on a post-conversion basis, you must contact our transfer agent, Empire Stock Transfer, Inc., 1859 Whitney Mesa Drive, Henderson, NV 89014, 702.818.5898, for instructions for surrendering certificates representing your Camelot Colorado stock and obtaining certificates representing your post-conversion share ownership of Camelot Nevada.

SIGNIFICANT CHANGES CAUSED BY THE MIGRATORY MERGER

AUTHORIZED CAPITAL

     On the Effective Date, Camelot Colorado will adopt the capital structure of Camelot Nevada which includes total authorized capital stock of 150,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.01 per share, and 100,000,000 shares of preferred stock, par value $0.01 per share, with the right conferred upon the Board to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Camelot Nevada's Board of Directors providing for the issuance of such Preferred Stock or series thereof. The Articles of Incorporation of Camelot Nevada are attached hereto as Exhibit B. On the record date of this Proxy Statement, Camelot Colorado had 150,000,000 shares of authorized Common Stock of which 49,236,106 shares were issued and outstanding. Authorized but unissued shares of Camelot Nevada will be available for issuance, and Camelot Nevada may issue such shares in the future. If Camelot Nevada issues additional shares, the ownership interest of Camelot Nevada's stockholders will be diluted.

     Further, the authorized shares of common stock in excess of those issued or reserved for issuance and the newly authorized shares of preferred stock, will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. This issuance could result in a significant dilution of the voting rights and the stockholders' equity of then-existing stockholders. The holders of Camelot Nevada Common Stock have no preemptive right to purchase any of the additional shares of common stock when issued.

CHANGE IN CHARTER AND BY-LAWS

     We are incorporated under the laws of the State of Colorado and Camelot Nevada is incorporated under the laws of the State of Nevada. The Company's corporate affairs are currently governed by Colorado corporate law and our Articles of Incorporation and By-laws which were created pursuant to Colorado law. On the Effective Date, issues of corporate governance and control will be controlled by Nevada law and Camelot Nevada's Articles of Incorporation and Bylaws, which were created under Nevada law.

     There are certain significant differences between Colorado corporate law and Nevada corporate law. Stockholders should refer to the Nevada General Corporation Law and the Colorado Business Corporation Act to understand how these laws apply to Camelot Nevada and Camelot Colorado, respectively. For example, Nevada law provides that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. Colorado law requires an action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting by written action signed, or consented to by authenticated electronic communication, by all of the shareholders entitled to vote on that action.

POTENTIAL ANTI-TAKEOVER EFFECT

     The number of authorized shares available for issuance could adversely affect the ability of third parties to takeover or effect a change in control of Camelot Nevada by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect change in the composition of the Camelot Nevada's Board of Directors or contemplating a tender offer or other transaction for the combination of Camelot Nevada with another company. Although the proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, neither the adoption of the Conversion Ratio or the Preferred Stock is in response to any effort of which Camelot Colorado is aware to accumulate its shares or shares of Camelot Nevada or obtain control of Camelot Colorado or Camelot Nevada, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

ACCOUNTING MATTERS

     The Migratory Merger will have no effect on the par value of Common Stock. As a result, as of the Effective Date, the stated capital attributable to Camelot Nevada Common Stock on the balance sheet as compared to Camelot Colorado Common Stock will be lowered in proportion to the Conversion Ratio, and the additional paid-in capital attributable to Camelot Nevada Common Stock on the balance sheet as compared to Camelot Colorado Common Stock will be increased by the amount by which the stated capital is reduced. The per-share net income or loss and net book value of Camelot Colorado Common Stock will be restated because there will be fewer shares of Camelot Nevada Common Stock outstanding.

PROCEDURE FOR EFFECTING THE MIGRATORY MERGER

     As soon as practicable after the requisite shareholder approval of the Migratory Merger Agreement and (thus the Migratory Merger), Camelot Colorado will promptly cause a Statement of Merger to be filed with the Office of the Secretary of State of Colorado and Articles of Merger to be filed with the Secretary of State of Nevada (collectively both are "Merger Certificates"). The Migratory Merger will become effective on the date of filing of the Merger Certificates or on such later date as determined by the Board, which is referred to as the "Effective Date." Beginning on the Effective Date, shares of Camelot Colorado Common Stock, pre-Migratory Merger, will be deemed for all corporate purposes, to evidence shares of Camelot Nevada Common Stock, subject to the Conversion Ratio.

     The Migratory Merger, including the Conversion Ratio, will be effective in the trading market upon approval of such corporate action by FINRA. We anticipate such market effective date to correspond with the effective date of the Migratory Merger upon the requisite filings with the states of Nevada and Colorado.

DISSENTERS' RIGHT OF APPRAISAL

     Common stockholders of Camelot Colorado who follow the appropriate procedures are entitled to dissent from the consummation of the Migratory Merger and receive payment of the fair value of their shares under Sections 7-113-101 through 7-113-3-2 of the Colorado Revised Statutes.

     The following information is intended as a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. You are urged to read the full text of the Colorado dissenters' rights statute, which is reprinted in its entirety and attached as Exhibit D to this document. A person having a beneficial interest in shares of our common stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below, properly and in a timely manner, if such person wishes to perfect any dissenters' rights such person may have.

     This discussion and Exhibit D should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Colorado dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Colorado dissenters' rights statute.

     Under the Colorado dissenters' rights statute, you have the right to dissent from the Migratory Merger and demand payment of the fair value of your shares of Camelot Colorado Common Stock. If you elect to dissent, you must (a) file with us a written notice of dissent stating that you intend to demand payment for your shares of Camelot Colorado Common Stock if the Migratory Merger is consummated; and (b) not vote in favor of the Migratory Merger. Such written notice of dissent must be filed with us no later than TUESDAY APRIL 26, 2011. If you fail to comply with this notice requirement, you will not be entitled to dissenters' rights. The "fair value" of the shares as used in the Colorado dissenters' rights statute is the value of the shares immediately before the Effective Date of the proposed Migratory Merger, excluding any appreciation or depreciation in anticipation of the Migratory Merger except to the extent that exclusion would be inequitable.

     After the proposed action of the Migratory Merger has been approved, we will give written notice of the Effective Date of the Migratory Merger to each shareholder who filed a written notice of dissent and did not vote in favor of the Migratory Merger. The notice will also state the address to which demand for payment must be sent and the address to which share certificates shall be deposited, among other information. Within the thirty (30) days following the date notice is delivered, the dissenting shareholder must make a written demand on us for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

     Upon the Effective Date of the Migratory Merger or upon receipt of a valid demand for payment, whichever is later, we will pay to each dissenter who complied with the required procedures, the amount we estimate to be the fair value of the dissenters' shares, plus accrued interest. Additionally, we will mail to each dissenting shareholder a balance sheet and statement of income as of the end of its most recent fiscal year, together with the latest available interim financial statements, a statement of the Company's estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of the dissenters' right to demand payment of fair value under Colorado law, and a copy of the relevant provisions of Colorado law.

     A dissenting shareholder, within thirty (30) days following receipt of payment for the shares, may send us a notice containing such shareholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such shareholder.

     If a demand for payment remains unresolved, we may petition the court to determine fair value and accrued interest. If we fail to commence an action within sixty (60) days following the receipt of the shareholder's demand, we will pay to the shareholder the amount demanded by the shareholder in the shareholder's notice containing the shareholder's estimate of fair value and accrued interest.

     If you wish to seek dissenters' rights, you are urged to review the applicable Colorado statutes attached to this Proxy Statement as Exhibit D.

MISCELLANEOUS

     We will pay all of the costs of the Migratory Merger in Nevada, including the costs of preparing and distributing this Proxy Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the Migratory Merger.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MIGRATORY MERGER

     The following is a discussion of certain federal income tax consequences to holders of our common stock who receive shares of Camelot Nevada Common Stock in exchange for their Camelot Colorado Common Stock (i.e. the Conversion Ratio) as a result of the Migratory Merger. The discussion is based on the Internal Revenue Code of 1986, as amended ("Code"), and laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No state, local or foreign tax consequences are addressed herein.

     This discussion is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. In view of the varying nature of such tax consequences, shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Migratory Merger, including the applicability of federal, state, local or foreign tax laws.

     We believe that, for federal income tax purposes, no gain or loss will be recognized by our Company or Camelot Nevada, or our shareholders who receive Camelot Nevada Common Stock for their shares of our Camelot Colorado Common Stock in connection with the Conversion Ratio. The adjusted tax basis of each whole share of Camelot Nevada Common Stock received by a shareholder of our Company as a result of the Conversion Ratio will be the same as the shareholder's aggregate adjusted tax basis in the shares of our common stock converted into such shares of Camelot Nevada Common Stock. A shareholder who holds Camelot Colorado Common Stock will include in his holding period for the Camelot Nevada Common Stock that he receives as a result of the Migratory Merger, his holding period for Camelot Colorado Common Stock.

     Because of the complexity of the capital gains and loss provisions of the Code and the uniqueness of each individual's capital gain or loss situation, shareholders contemplating exercising statutory dissenters' rights should consult their own tax advisors regarding the federal income tax consequences of exercising such rights. Additionally, state, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above. Further, our view regarding the tax consequences of the Conversion Ratio is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE CONSEQUENCES TO THEM OF THE CONVERSION OF COMMON STOCK AT THE CONVERSION RATIO UNDER ALL APPLICABLE TAX LAWS.

VOTING SECURITIES

OWNERS OF MORE THAN 5% OF OUR COMMON STOCK

     As of March 9, 2011 (the "Record Date"), there were 49,236,106 shares of our common stock issued and outstanding. On that date, to our knowledge there was one shareholder who owned beneficially more than 5% of our common stock. The table below contains information, as of that date (except as noted below), regarding the beneficial ownership of that person. Unless otherwise indicated, we believe that the person listed below has sole voting and investment power with respect to all the shares of common stock indicated.

                                           Number of Shares        Percent
Name and Address of Beneficial Owner      Beneficially Owned       of Class
------------------------------------      ------------------       --------

Jeffrey Rochlin                               42,753,819            86.83%
c/o Camelot Corporation
17 Sutton Way
Washington Twp, NJ  07676

COMMON STOCK OWNED BY COMPANY DIRECTORS AND EXECUTIVE OFFICERS

     The following information is furnished as of March 9, 2011, with respect to common stock beneficially owned by: (1) our directors (including our chief executive officer); (2) our four most highly compensated executive officers other than the chief executive officer; and (3) all directors and executive officers as a group. Information relating to the beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities, as to which he or she may not have any pecuniary beneficial interest.

                                           Number of Shares        Percent
Name and Address of Beneficial Owner      Beneficially Owned       of Class
------------------------------------      ------------------       --------

Jeffrey Rochlin                               42,753,819            86.83%
c/o Camelot Corporation
17 Sutton Way
Washington Twp, NJ  07676

All directors and executive                   42,753,819            86.83%
officers as a group (1 person)

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF 5% HOLDERS FOLLOWING THE MIGRATORY MERGER

                                  Amount and Nature of Beneficial Ownership
                             ---------------------------------------------------
Name and Address of          Pre-Migratory              Post-Migratory
 Beneficial Owner               Merger       Percent        Merger       Percent
 ----------------               ------       -------        ------       -------

Jeffrey Rochlin               42,753,819      86.83%      1,710,152       85.22%
c/o Camelot Corporation
17 Sutton Way
Washington Twp, NJ  07676

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON.

     No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Migratory Merger proposal which is not shared by all other holders of Camelot Colorado Common Stock. See "Voting Securities And Principal Holders Thereof."

FUTURE SHAREHOLDER PROPOSALS

     You may request inclusion in the Company's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Shareholder proposals must be presented at a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. Camelot Colorado is not required to hold regular meetings of shareholders and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulatory policy, or if otherwise deemed advisable by Camelot Colorado's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

FINANCIAL STATEMENTS

     The Company's audited financial statements for the fiscal year ended April 30, 2010 appear in our Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission (the "SEC") on July 29, 2010. The Company's interim financial statements for the quarters ended July 31, 2010, October 31, 2010 and January 31, 2011 appear in our Quarterly Reports on Form 10-Q filed with the SEC on September 14, 2010, December 2, 2010 and February 25, 2011, respectively. The Company hereby incorporates its financial statements by reference and urges you to carefully review the Company's financial statements which may be inspected and copied at the Public Reference Room of the SEC located at 100 F Street, N. E., Washington, DC 20549 at prescribed rates. You may call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. Such materials may also be accessed electronically by means of the SEC's home page on the internet (http://www.sec.gov).\

OTHER MATTERS

     No other business may be presented at the meeting.

IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY STATEMENT, PLEASE CONTACT:

Kristen A. Baracy
730 West Randolph, Suite 600
Chicago, IL 60661
(312) 454-0015
Chicago, Illinois
March 25, 2011

--------------------------------------------------------------------------------

SPECIAL MEETING PROXY CARD - CAMELOT CORPORATION

--------------------------------------------------------------------------------


A: ISSUES
The Board of Directors recommends a vote FOR the following proposal.

                                                    For      Against     Abstain

1.   To approve the proposed Agreement and Plan     [ ]        [ ]         [ ]
     of Merger (i.e. the Migratory Merger)


Mark here if you plan to attend the meeting  [ ]


Mark this box with an X if you have made comments below. [ ]

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

B: AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

Please sign exactly as your name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep       Signature 2 - Please keep      Date (mm/dd/yyyy)
signature within the box        signature within the box

                                                                     /    /
------------------------------  ------------------------------  ----------------

Printed Name as it appears on certificate:

Stock Certificate No.                        Number of Shares:
                      ----------------------                   -----------------

If your mailing address has changed, please update your mailing address here:

Name
     -------------------------------------------------------

New Address:

            ------------------------------------------------

            ------------------------------------------------

--------------------------------------------------------------------------------

PROXY - CAMELOT CORPORATION

--------------------------------------------------------------------------------

CAMELOT CORPORATION
17 Sutton Way
Washington Twp, NJ  07676
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey Rochlin, Kristen A. Baracy, or each of them singly, with full power of substitution, as proxies to represent the undersigned at the Special Meeting of Shareholders of Camelot Corporation. to be held on Thursday, April 28, 2011, at 10:00 a.m., local time, at the offices of counsel for Camelot Corporation, 730 West Randolph, Suite 600, Chicago, Illinois 60661, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon the proposal set forth on the reverse side of this proxy card.

THIS  PROXY  WHEN  PROPERLY   EXECUTED  WILL  BE  VOTED  AS  SPECIFIED.   IF  NO
SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE APPROVAL OF THE MIGRATORY MERGER.

PLEASE VOTE, DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

Dear Shareholder:

Please take note of the important information enclosed with this proxy card. There is an important issue related to your company that requires your immediate attention and approval. This issue is discussed in the enclosed proxy materials.

Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark the appropriate box on this proxy card to indicate how your shares will be voted. Then sign the card, and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on April 28, 2011.

Thank you in advance for your prompt consideration of this matter.

Sincerely,


/s/ Camelot Corporation
-------------------------------
Camelot Corporation

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (hereinafter called this "AGREEMENT"), dated as of March 7, 2011, is entered into between Camelot Corporation, a Nevada corporation ("Camelot Nevada") and Camelot Corporation, a Colorado corporation (the "Company").

                                    RECITALS

     WHEREAS, the board of directors of each of Camelot Nevada and the Company deem it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Camelot Nevada, and that Camelot Nevada be the surviving corporation (the "MIGRATORY MERGER"); and

     WHEREAS, the Company will submit this Agreement for approval by separate vote of the holders of shares of common stock, $0.01 par value, of the Company ("COMMON STOCK") at a special meeting.

     NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                      THE MIGRATORY MERGER; EFFECTIVE TIME

     1.1. THE MIGRATORY MERGER. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Camelot Nevada, whereupon the separate existence of the Company shall cease. Camelot Nevada shall be the surviving corporation (sometimes hereinafter referred to as the "SURVIVING CORPORATION") in the Migratory Merger and shall continue to be governed by the laws of the State of Nevada. The Migratory Merger shall have the effects specified in the Colorado Business Corporation Act of the State of Colorado as amended (the "CBCA") and in the Nevada Revised Statutes as amended (the "NRS") and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

     1.2. EFFECTIVE TIME. Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Migratory Merger, the Company and Camelot Nevada shall cause Articles of Merger to be executed and filed with the Secretary of State of the State of Nevada (the "NEVADA ARTICLES OF MERGER") and shall cause a Statement of Merger to be executed and filed with the Secretary of State of the State of Colorado (the "COLORADO STATEMENT OF MERGER"). The Migratory Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Colorado Statement of Merger (the "EFFECTIVE TIME").

                                   ARTICLE II

                 CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

     2.1. ARTICLES OF INCORPORATION. The Articles of Incorporation of Camelot Nevada in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

     2.2. THE BYLAWS. The bylaws of Camelot Nevada in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

                                   ARTICLE III

               OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

     3.1. OFFICERS. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

     3.2. DIRECTORS. The directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

                                   ARTICLE IV

                        EFFECT OF MERGER ON CAPITAL STOCK

     4.1. EFFECT OF MERGER ON CAPITAL STOCK. At the Effective Time, as a result of the Migratory Merger and without any action on the part of the Company, Camelot Nevada or the shareholders of the Company:

     (a) Each share of common stock (other than shares ("DISSENTING SHARES") that are owned by shareholders ("DISSENTING Shareholders") exercising dissenters' rights pursuant to Sections 7-113-101 through 7-113-302 of the CRS), issued and outstanding immediately prior to the Effective Time shall be converted at a ratio of one (1) share of Camelot Nevada Common Stock, par value $0.01, ("CAMELOT NEVADA COMMON STOCK"), for twenty-five (25) shares of Company Common Stock, par value $0.01, provided that holders who would receive at least one share but fewer than 100 shares of Camelot Nevada Common Stock shall be rounded up so that they will receive 100 shares of Camelot Nevada Common Stock, with the same rights, powers and privileges as the shares so converted and all shares of Company Common Stock shall be cancelled and retired and shall cease to exist. No fractional shares will be issued, and holders who would receive less than one share will not receive Camelot Nevada Common Stock but may receive a cash distribution of One Dollar ($1.00) upon submission of the Shareholder Transmittal Form Requesting Cash Payment for Fractional Shares.

     (b) Each share of Camelot Nevada common stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

     4.2. CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of common stock (other than Dissenting Shares) of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Camelot Nevada Common Stock, into which the shares of common stock of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Camelot Nevada Common Stock. Post-conversion share ownership shall be recorded on the books and records of Camelot Nevada's transfer agent. Holders who wish to obtain certificates representing Camelot Nevada post-conversion shares may surrender certificates representing Company shares to the Company's transfer agent and request instructions for exchange of such certificates.

     4.3 DISSENTERS' RIGHTS. No Dissenting Shareholder shall be entitled to shares of Camelot Nevada Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Migratory Merger under the CRS, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Sections 7-113-101 through 7-113-302 with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Camelot Nevada Common Stock pursuant to Section 4.1 hereof.

                                    ARTICLE V

                                    CONDITION

     5.1. CONDITION TO EACH PARTY'S OBLIGATION TO EFFECT THE MIGRATORY MERGER. The respective obligation of each party hereto to effect the Migratory Merger is subject to receipt prior to the Effective Date of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of common stock pursuant to the CRS and the Articles of Incorporation of the Company.

                                   ARTICLE VI

                                   TERMINATION

     6.1. TERMINATION. This Agreement may be terminated, and the Migratory Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Migratory Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Camelot Nevada or any of their respective shareholders, directors or officers.

                                   ARTICLE VII

                            MISCELLANEOUS AND GENERAL

     7.1. MODIFICATION OR AMENDMENT. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the Articles of Incorporation of the Surviving Corporation to be effected by the Migratory Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

     7.2. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     7.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     7.4. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

     7.5. NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     7.6. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     7.7. HEADINGS. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.


                                    CAMELOT CORPORATION
                                    a Nevada corporation


                                    By /s/ Jeffrey Rochlin
                                       -----------------------------------------
                                    Name: Jeffrey Rochlin
                                    Title: President and Chief Executive Officer

                                    CAMELOT CORPORATION
                                    a Colorado corporation


                                    By /s/ Jeffrey Rochlin
                                       -----------------------------------------
                                    Name: Jeffrey Rochlin
                                    Title: President and Chief Executive Officer

                                                                       EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                               CAMELOT CORPORATION

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20110169083-01
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            03/07/2011 9:29 AM
Website: www.nvsos.gov                                    Entity Number
                                                          E0123942011-7

                                                          Filed in the office of
    ARTICLES OF INCORPORATION                             /s/ Ross Miller
      (PURSUANT TO NRS 78)                                Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                                       (This document was filed electronically.)
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               CAMELOT CORPORATION

2. Registered Agent           [X] Commercial Registered Agent    NATIONAL REGISTERED AGE-SEE ATTACHED
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                                                                      Nevada
                                  Address                             City                             Zip Code

                                                                                      Nevada
                                  Mailing Address                     City                             Zip Code
                                  (if different from street address)

3. Shares:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 150000000      Par value: $0.01         without par value: 0
   authorized
   to issue)

4. Names & Addresses,         1. JEFFREY ROCHLIN
   of Board of                   Name
   Directors/Trustees:           17 SUTTON WAY                   WASHINGTON TWP     NJ         07676
   (attach additional page       Street Address                      City          State       Zip Code
   if there is more than 3
   directors/trustees         2.
                                 Name

                                 Street Address                      City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)

6. Names, Address             KRISTEN BARA-SEE ATTACHED                            /s/ KRISTEN BARACY
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    730 W. RANDOLPH ST, STE 6         CHICAGO     IL         60661
   if there is more than 1    Address                            City      State      Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ NATIONAL REGISTERED AGENTS, INC. OF NV                       3/7/2011
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.

                           ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)
                                   CONTINUED
   Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators


ENTITY NAME: CAMELOT CORPORATION

FOREIGN NAME
TRANSLATION:   Not Applicable

PURPOSE:       Not Applicable

REGISTERED
AGENT NAME:    NATIONAL REGISTERED AGENTS, INC. OF NV

STREET
ADDRESS:       Not Applicable

MAILING
ADDRESS:       Not Applicable

ADDITIONAL                                              Incorporators
----------                                              -------------

Name:          KRISTEN BARACY

Address:       730 W. RANDOLPH ST, STE 600

City:          CHICAGO

State:         IL

Zip Code:      60661

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: www.nvsos.gov


    ARTICLES OF INCORPORATION
      (PURSUANT TO NRS 78)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               Camelot Corporation

2. Registered Agent           [X] Commercial Registered Agent    National Registered Agents, Inc. of NV
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                  1000 E. William St., Ste 204       Carson City      Nevada             89701
                                  Address                             City                             Zip Code

                                                                                      Nevada
                                  Mailing Address                     City                             Zip Code
                                  (if different from street address)


3. Shares:
   (number of shares          Number of shares                                                 Number of shares
   corporation                with par value: 50,000,000 Common       Par value: $0.01         without par value:
   authorized                                100,000,000 Preferred    Par value:
   to issue)                                                          per share: $0.01


4. Names & Addresses,         1. Jeffrey Rochlin
   of Board of                   Name
   Directors/Trustees:           17 Sutton Way                   Washington Twp     NJ          07676
   (attach additional page       Street Address                      City          State       Zip Code
   if there is more than 3
   directors/trustees         2.
                                 Name

                                 Street Address                      City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)

6. Names, Address             Kristen Baracy                                      /s/ Kristen Baracy
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    730 W. Randolph St, Ste 600       Chicago     Il         60661
   if there is more than 1    Address                            City      State      Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ Kristen Baracy      Laura Lightholder, Assistant Secretary      March 7, 2011
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company           Date

This form must be accompanied by appropriate fees.

                                                                       EXHIBIT C

                                    BYLAWS OF
                               CAMELOT CORPORATION

                               ARTICLE I: OFFICES

1.1 REGISTERED OFFICE The registered office shall be at 1000 E. William St., Ste 204, Carson City, NV 89701.

1.2 ADDITIONAL OFFICES.. The corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

                       ARTICLE II: SHAREHOLDERS' MEETINGS

2.1 ANNUAL MEETINGS

Regular meetings of the shareholders of this corporation may be held at the discretion of the Board of Directors on an annual or less frequent periodic basis on such date and at such time and place as may be designated by the Board of Directors in the notice of meeting. At regular meetings the shareholders shall elect a Board of Directors and transact such other business as may be appropriate for action by shareholders. If a regular meeting of shareholders has not been held for a period of fifteen (15) months, one or more shareholders entitled to vote may call a regular meeting of shareholders by delivering to the President or Treasurer a written demand for a regular meeting. Within thirty
(30) days after the receipt of such written demand by the President or Treasurer, the Board of Directors shall cause a regular meeting of shareholders to be called and held on notice no later than ninety (90) days after the receipt of written demand, all at the expense of the corporation.

2.2 SPECIAL MEETINGS

Special meetings of the shareholders for any purpose may be called at any time by the President, or by the Board of Directors, or by any two or more members thereof, or by one or more shareholders holding not less than twenty percent (20%) of the voting power of the Corporation. Such meetings shall be held at the principal office of the Corporation or at such other place within or without the State of Nevada as may be designated in the notice of meeting. No business shall be transacted at any special meeting of the shareholders except as is specified in the notice calling for such special meeting.

2.3 NOTICE OF MEETINGS

     2.3.1 Notices of meetings, annual or special, to shareholders entitled to vote shall be given in writing and signed by the President or a Vice-President or the Secretary or the Assistant Secretary, or by any other natural person designated by the Board of Directors.

     2.3.2 Such notices shall be sent to the shareholder's address appearing on the books of the Corporation, or supplied by him to the Corporation for the purpose of notice, not less than ten (10) nor more than sixty (60) days before such meeting. Such notice shall be deemed delivered, and the time of the notice shall begin to run, upon being deposited in the mail.

     2.3.3 Notice of any meeting of shareholders shall specify the place, the day and the hour of the meeting, and in case of a special meeting shall state the purpose(s) for which the meeting is called.

     2.3.4 When a meeting is adjourned to another time, date or place, notice of the adjourned meeting need not be given if announced at the meeting at which the adjournment is given.

     2.3.5 Any shareholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting.

     2.3.6 No notice is required for matters handled by the consent of the shareholders pursuant to NRS 78.320.

     2.3.7 No notice is required of the annual shareholders meeting, or other notices, if two annual shareholder notices are returned to the corporation undelivered pursuant to NRS 78.370(6).

2.4 CONSENT TO SHAREHOLDER MEETINGS AND ACTION WITHOUT MEETING

     2.4.1 Any meeting is valid wherever held by the written consent of all persons entitled to vote thereat, given either before or after the meeting.

     2.4.2 The transactions of any meeting of shareholders, however called and noticed, shall be valid as though if taken at a meeting duly held after regular call and notice if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or consent to the holding of such meeting, or an approval of the minutes thereof.

     2.4.3 Any action that could be taken by the vote of shareholders at a meeting, may be taken without a meeting if authorized by the written consent of shareholders holding at least a majority of the voting power (NRS 78.320), and any actions at meetings not regularly called shall be effective subject to the ratification and approval provisions of NRS 78.325.

     2.4.4 All such waivers, consents or approvals shall be filed with the corporate records, or made a part of the minutes of the meeting.

2.5 QUORUM

The holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business.

2.6 VOTING RIGHTS

Except as may be otherwise provided in the Corporation's Articles of Incorporation, Bylaws or by the Laws of the State of Nevada, each shareholder shall be entitled to one (1) vote for each share of voting stock registered in his name on the books of the Corporation, and the affirmative vote of a majority of voting shares represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting.

2.7 PROXIES

Subject to the limitation of NRS 78.355, every person entitled to vote or to execute consents may do so either in person or by proxy executed by the person or by his duly authorized agent.

                       ARTICLE III: DIRECTORS - MANAGEMENT
3.1 POWERS

Subject to the limitation of the Articles of Incorporation, of the Bylaws and of the Laws of the State of Nevada as to action to be authorized or approved by the shareholders, all corporate powers shall be exercised by or under authority of, and the business and affairs of this Corporation shall be controlled by, a Board of at least one (1) Director.

3.2 ELECTION AND TENURE OF OFFICE

The number of directors which shall constitute the whole board shall be one (1). The number of directors may from time to time be increased to not less than one
(1) nor more than nine (9) by action of the Board of Directors. The directors shall be elected at the annual meeting of stockholders and except as provided in
Section 3.3 of this Article, each director elected shall hold office until his or her successor is elected and qualified. Directors need not be stockholders. A Director need not be a resident of the State of Nevada.

3.3 REMOVAL AND RESIGNATION

     3.3.1 Any Director may be removed either with or without cause, as provided by NRS 78.335.

     3.3.2 Any Director may resign at any time by giving written notice to the Board of Directors or to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.4 VACANCIES

Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though such action by less than a quorum or by a sole remaining Director shall be adequate, and each Director so elected shall hold office until his successor is elected at an annual meeting of shareholders or at a special meeting called for that purpose. The shareholders may at any time elect a Director to fill any vacancy not filled by the directors.

3.5 PLACE OF MEETINGS AND MEETINGS BY TELEPHONE

Meetings of the Board of Directors may be held at any place within or without the State of Nevada that has been designated by the Board of Directors. In the absence of such designation, meetings shall be held at the principal office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, and all such Directors shall be deemed to be present in person at the meeting, so long as all Directors participating in the meeting can hear one another.

3.6 ANNUAL ORGANIZATIONAL MEETINGS

The  annual  organizational  meetings  of the Board of  Directors  shall be held
immediately   following  the   adjournment   of  the  annual   meetings  of  the
shareholders. No notice of such meetings need be given.

3.7 OTHER REGULAR MEETINGS

There shall be no requirement for the Board of Directors to hold regular meetings, other than the annual organizational meeting.

3.8 SPECIAL MEETINGS - NOTICES

     3.8.1 Special meetings of the Board of Directors for any purpose shall be called at any time by the President or if he is absent or unable or refuses to act, by any Vice President or by any two Directors.

     3.8.2 Written notice of the time and place of special meetings of the Board of Directors shall be delivered personally to each Director or sent to each Director by mail or other form of written communication at least forty-eight
(48) hours before the meeting. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned.

3.9 CONSENT TO DIRECTORS' MEETINGS AND ACTION WITHOUT MEETING

     3.9.1 Any meeting is valid wherever held by the written consent of all persons entitled to vote thereat, given either before or after the meeting.

     3.9.2 The transactions of any meetings of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if all the Directors are present, or if a quorum is present and either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to the holding of the meeting, or an approval of the minutes thereof.

     3.9.3 Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors.

     3.9.4 All such waivers, consents, or approvals shall be filed with the Corporate records or made part of the minutes of the meeting.

3.10 QUORUM AND VOTING RIGHTS

So long as the Board of Directors is composed of one or two Directors, one of the authorized Directors constitutes a quorum for the transaction of business. If there are three or more Directors, a majority thereof shall constitute a quorum. Except as may be otherwise provided in the Corporation's Articles of Incorporation, Bylaws or by the Laws of the State of Nevada, the affirmative vote of a majority of Directors represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or resolution or for the determination of all questions and business which shall come before the meeting.

3.11 COMPENSATION

Directors may receive such reasonable compensation for their services as Directors and such reimbursement for expenses incurred in attending meetings as may be fixed from time to time by resolution of the Board of Directors. No such payment shall preclude a Director from serving in any other capacity and receiving compensation therefor.

                              ARTICLE IV: OFFICERS

4.1 OFFICERS

The Board of Directors shall appoint a President, a Secretary and a Treasurer. The Board of Directors, in their discretion, may also appoint a Chair of the Board, a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents and such other officers and assistant officers as they shall from time to time deem proper. Any two or more offices may be held by the same person. The Board may choose not to fill any of the other officer positions for any period.

4.2 APPOINTMENT AND TERM OF OFFICE

The officers of the corporation shall be appointed by the Board of Directors at the first meeting of the Directors. If the appointment of officers shall not be held at such meeting, such appointment shall be held as soon thereafter as conveniently may be. Each officer shall hold office until a successor shall have been duly appointed and qualified or until the officer's death or until the officer resigns or is removed in the manner hereinafter provided.

4.3 REMOVAL

Any officer or agent appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.4 VACANCIES

A   vacancy   in  any   office   because   of   death,   resignation,   removal,
disqualification, or otherwise, may be filled by the Board of Directors.

4.5 CHAIR OF THE BOARD

The Chair of the Board, if there be such an office, shall, if present, preside at all meetings of the Board of Directors and meetings of the shareholders, and exercise and perform such other powers and duties as may be from time to time assigned to the Chair by the Board of Directors. In the event that there is no Chair of the Board designated or present, the Secretary of the Board of Directors shall preside over the meeting, or if there is no Secretary of the Board of Directors designated or present at the meeting, the Directors present at any meeting of the Board of Directors shall designate a Director of their choosing to serve as temporary chair to preside over the meeting.

4.6 CHIEF EXECUTIVE OFFICER

Subject to the control of the board of directors and such supervisory powers, if any, as may be given by the Board of Directors to another person or persons, the powers and duties of the Chief Executive Officer shall be: To act as the general manager and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation; To see that all orders and resolutions of the Board of Directors are carried into effect; To maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the shareholders; and To affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; to sign certificates for the Corporation's shares; and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the corporation.

4.7 CHIEF FINANCIAL OFFICER OR TREASURER

Subject to the control of the Board of Directors and such supervisory powers, if any, as may be given by the Board of Directors to another person or persons, the powers and duties of the Chief Financial Officer or Treasurer shall be: To keep accurate financial records for the Corporation; To deposit all money, drafts and checks in the name of and to the credit of the Corporation in the banks and depositories designated by the board of directors; To endorse for deposit all notes, checks, drafts received by the Corporation as ordered by the Board of Directors, making proper vouchers therefore; To disburse corporate funds and issue checks and drafts in the name of the Corporation, as ordered by the Board of Directors; To render to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all transactions by the Chief Financial Officer and the financial condition of the Corporation; and To perform all other duties prescribed by the Board of Directors or the Chief Executive Officer.

4.8 PRESIDENT

Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. If an officer other than the President is designated as the Chief Executive Officer, the President shall perform such duties as may from time to time be assigned by the Board of Directors. The President shall have the duty to call meetings of the shareholders or Board of Directors, as set forth in Section 3.8.1, above, to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as the President shall deem proper.

4.9 VICE PRESIDENTS

In the absence of the President or in the event of the President's death, inability or refusal to act, the Vice President (or in the event there shall be more than one Vice President, the Vice Presidents in the order designated at the time of their appointment, or in the absence of any designation then in the order of their appointment) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President; and shall perform such other duties as from time to time may be assigned to the Vice President by the President or by the Board of Directors. In the event there are no Vice Presidents, the Board of Directors may designate a member of the Board of Directors or another officer of the Corporation to serve in such capacity until a new President is appointed.

4.10 SECRETARY

The Secretary shall: (a) prepare the minutes of the shareholders' and Board of Directors' meetings and keep them in one or more books provided for that purpose; (b) authenticate such records of the Corporation as shall from time to time be required; (c) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (d) be custodian of the corporate records and of the corporate seal, if any, and see that the seal of the Corporation, if any, is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (e) keep a register of the post office address of each shareholder; (f) if requested, sign with the President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the Corporation; and (h) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Chief Executive Officer or the Board of Directors.

4.11 DELEGATION OF AUTHORITY

The Board of Directors may from time to time delegate the powers of any officer to any other officer or agent, notwithstanding any provision hereof, except as may be prohibited by law.

4.12 COMPENSATION

Officers shall be awarded such reasonable compensation for their services and provisions made for their expenses incurred in attending to and promoting the business of the Corporation as may be fixed from time to time by resolution of the Board of Directors.

                              ARTICLE V: COMMITTEES

The Board of Directors may appoint and prescribe the duties of an executive committee and such other committees, as it may from time to time deem appropriate. Such committees shall hold office at the pleasure of the Board.

                  ARTICLE VI: RECORDS AND REPORTS - INSPECTION

6.1 INSPECTION OF BOOKS AND RECORDS

All books and records provided for by Nevada Revised Statutes shall be open to inspection of the directors and shareholders to the extent provided by such statutes. (NRS 78.105).

6.2 CERTIFICATION AND INSPECTION OF BYLAWS

The original or a copy of these Bylaws, as amended or otherwise altered to date, certified by the Secretary, shall be open to inspection by the shareholders of the company in the manner provided by law.

6.3 CHECKS, DRAFTS, ETC.

All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

6.4 ANNUAL REPORT

No annual report to shareholders shall be required; but the Board of Directors may cause to be sent to the shareholders annual or other reports in such form as may be deemed appropriate by the Board of Directors.

                        ARTICLE VII: AMENDMENTS TO BYLAWS

New Bylaws may be adopted or these Bylaws may be repealed or amended by a vote or the written assent of either stockholders entitled to exercise a majority of the voting power of the Corporation, or by a majority of the number of Directors authorized to conduct the business of the Corporation.

                          ARTICLE VIII: CORPORATE SEAL

This Corporation shall have the power to adopt and use a common seal or stamp, and to alter the same, at the pleasure of the Board of Directors. The use or nonuse of a seal or stamp, whether or not adopted, shall not be necessary to, nor shall it in any way effect, the legality, validity or enforceability of any corporate action or document (NRS 78.065).

                        ARTICLE IX: CERTIFICATES OF STOCK

9.1 CERTIFICATES OF STOCK; UNCERTIFICATED SHARES

Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby, its number; date of issuance; the number of shares for which it is issued; a statement of the rights, privileges, preferences and restrictions, if any; and statement of liens or restrictions upon transfer or voting, if any; and, if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts. The Corporation may also provide for uncertificated shares; provided, however, that upon request, every holder of uncertificated shares shall be entitled to have a certificate (representing the number of shares registered in certificate form) signed in the name of and on behalf of the Corporation.

9.2 EXECUTION

Every certificate for shares must be signed by the President or the Secretary or must be authenticated by facsimile of the signature of the President or
Secretary.   Before  it  becomes   effective,   every   certificate  for  shares
authenticated by a facsimile of a signature must be countersigned by an incorporated bank or trust Company, either domestic or foreign as registrar of transfers.

9.3 TRANSFER

Upon surrender to the Secretary or transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by a proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

9.4 LOST OR DESTROYED CERTIFICATES

Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require and shall, if the Directors so require, give the Corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

9.5 TRANSFER AGENTS AND REGISTRARS

The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate.

9.6 CLOSING STOCK TRANSFER BOOKS

The Board of Directors may close the transfer books in their discretion for a period not exceeding the sixty (60) days preceding any meeting, annual or special, of the shareholders, or the date appointed for the payment of a dividend.

                                                                       EXHIBIT D
                            COLORADO REVISED STATUTES
                     SECTIONS 7-113-101 - SECTION 7-113-302
                               DISSENTERS' RIGHTS

                                     PART 1
                               RIGHT OF DISSENT -
                               PAYMENT FOR SHARES

7-113-101. DEFINITIONS.

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, ss. 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

PART 2 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201. NOTICE OF DISSENTERS' RIGHTS.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT.

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-206. PAYMENT.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

(1) The  corporation  may, in or with the  dissenters'  notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

PART 3 JUDICIAL APPRAISAL OF SHARES

7-113-301. COURT ACTION.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                                                       EXHIBIT E

                               CAMELOT CORPORATION
                                  17 SUTTON WAY
                            WASHINGTON TWP, NJ 07676

                          SHAREHOLDER TRANSMITTAL FORM
                  REQUESTING CASH PAYMENT FOR FRACTIONAL SHARES

The undersigned is a shareholder of Camelot Corporation, a Colorado corporation ("Camelot Colorado"), and acknowledges receipt of proxy materials from Camelot Colorado providing notification of the proposed merger of Camelot Colorado into Camelot Corporation, a Nevada corporation ("Camelot Nevada").

Pursuant to the conversion ratio to be used in connection with the merger of Camelot Colorado into Camelot Nevada, a Camelot Colorado shareholder will receive one (1) share of Camelot Nevada Common Stock for each twenty-five (25) shares of Common Stock of Camelot Colorado provided that holders of Camelot Colorado Common Stock who would receive at least one share but fewer than 100 shares will be rounded up so that they will receive 100 shares. No fractional shares will be issued, and holders who would receive less than 1 share will not receive Camelot Nevada Common Stock but may receive a cash distribution of One Dollar ($1.00) upon submission of this Shareholder Transmittal Form Requesting Cash Payment for Fractional Shares.

The undersigned shareholder holds fewer than 25 shares of Camelot Colorado Common Stock and, therefore, will not be entitled to receive any shares of Camelot Nevada Common Stock upon the effectiveness of the merger of Camelot Colorado into Camelot Nevada. The undersigned is, however, entitled to receive a cash payment of One Dollar ($1.00) for the shares of Camelot Colorado Common Stock owned by the undersigned which will be cancelled following the effectiveness of the merger of Camelot Colorado into Camelot Nevada.

In consideration for the cash payment paid by Camelot Colorado herein, the undersigned hereby forever releases and discharges Camelot Colorado and Camelot Nevada, their successors and assigns, of and from any and all actions, suits, debts, claims and demands whatsoever, whether known or unknown, direct or indirect, mature or contingent, accrued or unaccrued, in law or in equity, which the undersigned ever had or now has against Camelot Colorado or Camelot Nevada for or by reason of any matter whatsoever.

The undersigned hereby submits this transmittal form and requests payment of $1.00 to be mailed to the undersigned pursuant to the instructions below:

Mail this form to:
                              Name
Kristen A. Baracy, Esq.            ---------------------------------------------
Synergy Law Group, LLC        Street Address
730 West Randolph Street                    ------------------------------------
Suite 600
Chicago, IL 60661                           ------------------------------------
                              City
                                   ---------------------------------------------
                              State                Zip Code
                                    ------------            --------------------
                              Number of Shares Held
                                                    ----------------------------
                              Stock Certificate No.
                                                    ----------------------------


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                                                (Signature)